UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

Evoke Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 345-1494

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 23, 2023, Evoke Pharma, Inc. (the “Company”) and Eversana Life Science Services LLC., the Company’s commercialization partner, presented a summary of real-world data on the positive impact of GIMOTI usage in decreasing the utilization of healthcare resources by patients with diabetic gastroparesis (“DGP”). The data was presented in a poster session at the Academy of Managed Care Pharmacy (“AMCP”) Annual Meeting in San Antonio, Texas.

The data describes results of a study that highlights healthcare resource utilization data (“HCRU”) in DGP patients before and after taking GIMOTI. HCRU is the description and quantification of patients’ total usage of healthcare services such as hospitalization or how often they visit their physician in office.

The study’s goals were to examine HCRU (physician office, hospital outpatient, inpatient hospitalization, and emergency room visits) among patients treated with GIMOTI. The data highlights a retrospective cohort study of 294 patients comparing the use of these healthcare resources in the six months prior to vs. the six months after using GIMOTI.

Select data points, key findings and conclusions from the real-world evidence study are outlined below:

•
Of the 294 patients, 60.5% received oral metoclopramide prior to initiation of GIMOTI and 43.8% were treated with oral metoclopramide in the immediate six months prior to the initiation of GIMOTI;
•
77% of patients studied were female with an average age of 52.1 years;
•
Patients received an average of 2.6 prescriptions for GIMOTI during the six-month follow up period;
•
For All-Cause HCRU data (image 1), the mean number of physician office visits was significantly less in the period after using GIMOTI at 2.0 compared to the period prior to using GIMOTI at 2.2 (p=0.03);
•
For Nausea, Vomiting and DGP-associated HCRU data (image 2), the mean number of physician office and hospital outpatient visits was significantly less in the period after using GIMOTI compared to the period before using GIMOTI, dropping 0.29 to 0.18 (p<0.01) and 1.6 to 1.0 (p<0.01) respectively; and
•
There were fewer inpatient hospitalizations and emergency room visits for both All-Cause and DGP-related HCRU data although statistical significance was not achieved.

Image 1: All-Cause HCRU in the pre-nasal metoclopramide period vs. post-nasal metoclopramide period

Image 2: Nausea, Vomiting, and DGP-associated HCRU in the pre-nasal metoclopramide period vs. post-nasal metoclopramide period

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date:	March 23, 2023	By:	/s/ Matthew J. D'Onofrio
Name: Matthew J. D'Onofrio Title: President, Chief Operating Officer and Secretary